UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12
INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
INVESCO QUALITY MUNICIPAL INCOME TRUST
INVESCO QUALITY MUNICIPAL SECURITIES
INVESCO VALUE MUNICIPAL INCOME TRUST
INVESCO VALUE MUNICIPAL SECURITIES

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

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4) Date Filed:

Proxy Voting Information
Invesco Closed-End Funds
Proxy statements were mailed to shareholders on or about June 22, 2012. The proxy statements contain information about the Funds and the proposal(s) for which votes are being solicited. You can access your Fund’s proxy statement, common questions regarding your Fund’s proposal(s), and your Fund’s annual report by clicking on the Fund name listed below.
The Shareholder Meeting was held on July 17, 2012, as scheduled and adjourned until August 14, 2012, and further adjourned until September 25, 2012 at 1:00 p.m. Eastern time in order to solicit additional votes. The reconvened meeting will be held at the same location.
Although the shareholder meetings have been adjourned until September 25, 2012, you still have time to vote your fund’s shares. You can also access your Fund’s proxy statement, common questions regarding your Fund’s proposal(s), annual report, and semi-annual report by clicking on the fund name listed below.
Invesco Van Kampen Closed-End Funds
Proxy statements were mailed to shareholders on or about June 22, 2012. The proxy statements contain information about the Funds and the proposal(s) for which votes are being solicited. You can access your Fund’s proxy statement, common questions regarding your Fund’s proposal(s), and your Fund’s annual report by clicking on the Fund name listed below.
The Shareholder Meeting was held on July 17, 2012, as scheduled and adjourned until August 14, 2012, and further adjourned until September 25, 2012 at 2:00 p.m. Eastern time in order to solicit additional votes. The reconvened meeting will be held at the same location.
Although the shareholder meetings have been adjourned until September 25, 2012, you still have time to vote your fund’s shares. You can also access your Fund’s proxy statement, common questions regarding your Fund’s proposal(s), annual report, and semi-annual report by clicking on the fund name listed below.
How to vote
You may cast your vote by any of the following methods. However you choose to vote, it is important that you vote now to avoid the expense of additional solicitations.

By Internet	If your shares are held through a broker, you may vote your shares at www.proxyvote.com. Otherwise, you may vote your shares at www.proxy-direct.com.	By Telephone	Call the toll-free number listed on your proxy card. Enter the control number listed on the proxy card and follow the recorded instructions.

Enter the control number listed on the proxy card you received in the mail and follow the instructions on the web site.

By Mail	Complete and sign the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.	In Person	The joint annual meeting of shareholders for the Invesco Closed-End Funds will be held on September 25, 2012 at 1:00 p.m. Eastern Time.

The joint annual meeting of shareholders for Invesco Van Kampen Closed-End Funds will be held on September 25, 2012 at 2:00 p.m. Eastern Time.

Please notify Invesco at 1.800.952.3502 if you plan to attend the meeting.
If you have any questions...
If you have questions on the proxy statement or the voting process, please contact your financial consultant or call Invesco toll-free at 1.800.341.2929 option 2 any business day between 8:00 a.m. and 5:00 p.m. CT.
If we have not received your proxy card after a reasonable amount of time, a representative from our proxy solicitation firm, Computershare Fund Services, may contact you to remind you to vote.

HYPERLINK ALERT
You are now leaving invesco.com.
As a convenience to our users, the Invesco web site contains links to other web sites that are created and maintained by other organizations.
Invesco does not control, cannot guarantee, and is not responsible for the accuracy, timeliness, or even the continued availability or existence of the information contained on the web site you are about to enter.
Access is provided for the convenience of online shareholder voting for Invesco only and should not be construed as an offer, solicitation, recommendation, endorsement or approval by Invesco of any other products or services described in such other web sites.

Proxy Information by Fund
Invesco Closed-End Funds
Invesco Municipal Income Opportunities Trust
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders have about the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on the enclosed proxy card. Have your proxy card in hand and follow the instructions given on the Web site.
Additional fund materials:
•	Annual Report
Invesco Quality Municipal Income Trust
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders have about the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on the enclosed proxy card. Have your proxy card in hand and follow the instructions given on the Web site.
Additional fund materials:
•	Annual Report
Invesco Quality Municipal Securities
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders have about the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on the enclosed proxy card. Have your proxy card in hand and follow the instructions given on the Web site.
Additional fund materials:
•	Annual Report
Invesco Value Municipal Income Trust
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders have about the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on the enclosed proxy card. Have your proxy card in hand and follow the instructions given on the Web site.

Additional fund materials:
•	Annual Report
Invesco Value Municipal Securities
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders have about the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on the enclosed proxy card. Have your proxy card in hand and follow the instructions given on the Web site.
Additional fund materials:
•	Annual Report

QUESTIONS & ANSWERS FOR:
INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
Below are answers to some typical questions that shareholders may have regarding the proxy statement. We encourage you to read the proxy statement in full.
HOW DO I VOTE?
You may vote in the following ways:
1. Vote by Phone. You may cast your vote by calling the toll-free number listed on the proxy card you received in the mail. Have your proxy card in hand and follow the recorded instructions.
2. Vote Online. You may cast your vote by logging onto the Web address listed on the proxy card. Have your proxy card in hand and follow the instructions given on the Website.
3. Vote by Mail. You may cast your vote by mail by signing, dating and mailing the proxy card in the postage-prepaid return envelope you received in the mail.
4. Vote In Person. You may vote your shares in person if you attend the meeting. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.
WHAT IS THE PROPOSAL BEING PRESENTED AT THE ADJOURNMENT MEETING AND WHAT AM I BEING ASKED TO VOTE ON?
•	Approval of an amendment to the Fund’s advisory agreement that increases the Fund’s advisory fee.
HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The Board recommends that you vote FOR the proposal.
WHY SHOULD I VOTE?
Every vote is important. If shareholders fail to vote, the Fund may not receive enough votes to hold the September 25, 2012 joint annual shareholder meeting. If this happens, additional solicitations may have to be made, or proxies may have to be resent to shareholders, which would result in additional expense to the Fund.
WHO IS THE PROXY SOLICITOR?
We have hired the Computershare Fund Services as the Funds’ proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?
The Web proxy voting system offered by proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:
•	Secure Sockets Layer (SSL) – A security measure that encrypts all information that travels between proxy-direct.com’s Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. Proxy-direct.com verifies the number and presents the correct proxy card.

•	Firewall – To protect the confidentiality of your account records, proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.
HOW DO I SIGN THE PROXY CARD?
Please follow these guidelines to avoid the time and expense of validating your vote if you fail to sign your proxy card properly.
Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.
All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If the shareholder is a corporation, limited liability company, or partnership, please include the full entity name and indicate the signer’s position with the entity.
WHAT IS THE DEADLINE FOR VOTING?
All votes must be received before or at the joint annual shareholder meeting, which will be held on September 25, 2012 at 1:00 p.m. Eastern Time.
WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?
Further details about the proposal can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:
INVESCO QUALITY MUNICIPAL INCOME TRUST
Below are answers to some typical questions that shareholders may have regarding the proxy statement. We encourage you to read the proxy statement in full.
HOW DO I VOTE?
You may vote in the following ways:
1. Vote by Phone. You may cast your vote by calling the toll-free number listed on the proxy card you received in the mail. Have your proxy card in hand and follow the recorded instructions.
2. Vote Online. You may cast your vote by logging onto the Web address listed on the proxy card. Have your proxy card in hand and follow the instructions given on the Website.
3. Vote by Mail. You may cast your vote by mail by signing, dating and mailing the proxy card in the postage-prepaid return envelope you received in the mail.
4. Vote In Person. You may vote your shares in person if you attend the meeting. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.
WHAT IS THE PROPOSAL BEING PRESENTED AT THE ADJOURNMENT MEETING AND WHAT AM I BEING ASKED TO VOTE ON?
•	Approval of an amendment to the Fund’s advisory agreement that increases the Fund’s advisory fee.
HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The Board recommends that you vote FOR the proposal.
WHY SHOULD I VOTE?
Every vote is important. If shareholders fail to vote, the Fund may not receive enough votes to hold the September 25, 2012 joint annual shareholder meeting. If this happens, additional solicitations may have to be made, or proxies may have to be resent to shareholders, which would result in additional expense to the Fund.
WHO IS THE PROXY SOLICITOR?
We have hired the Computershare Fund Services as the Funds’ proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?
The Web proxy voting system offered by proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:
•	Secure Sockets Layer (SSL) – A security measure that encrypts all information that travels between proxy-direct.com’s Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. Proxy-direct.com verifies the number and presents the correct proxy card.

•	Firewall – To protect the confidentiality of your account records, proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.
HOW DO I SIGN THE PROXY CARD?
Please follow these guidelines to avoid the time and expense of validating your vote if you fail to sign your proxy card properly.
Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.
All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If the shareholder is a corporation, limited liability company, or partnership, please include the full entity name and indicate the signer’s position with the entity.
WHAT IS THE DEADLINE FOR VOTING?
All votes must be received before or at the joint annual shareholder meeting, which will be held on September 25, 2012 at 1:00 p.m. Eastern Time.
WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?
Further details about the proposal can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:
INVESCO QUALITY MUNICIPAL SECURITIES
Below are answers to some typical questions that shareholders may have regarding the proxy statement. We encourage you to read the proxy statement in full.
HOW DO I VOTE?
You may vote in the following ways:
1. Vote by Phone. You may cast your vote by calling the toll-free number listed on the proxy card you received in the mail. Have your proxy card in hand and follow the recorded instructions.
2. Vote Online. You may cast your vote by logging onto the Web address listed on the proxy card. Have your proxy card in hand and follow the instructions given on the Website.
3. Vote by Mail. You may cast your vote by mail by signing, dating and mailing the proxy card in the postage-prepaid return envelope you received in the mail.
4. Vote In Person. You may vote your shares in person if you attend the meeting. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.
WHAT ARE THE PROPOSALS BEING PRESENTED AT THE ADJOURNMENT MEETING AND WHAT AM I BEING ASKED TO VOTE ON?
•	Approval of an Agreement and Plan of Redomestication that provides for the reorganization of the Fund as a Delaware statutory trust.

•	Approval of an Agreement and Plan of Merger that provides for the Fund to merge with and into Invesco Quality Municipal Income Trust.
HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The Board recommends that you vote FOR each proposal.
WHY SHOULD I VOTE?
Every vote is important. If shareholders fail to vote, the Fund may not receive enough votes to hold the September 25, 2012 joint annual shareholder meeting. If this happens, additional solicitations may have to be made, or proxies may have to be resent to shareholders, which would result in additional expense to the Fund.
WHO IS THE PROXY SOLICITOR?
We have hired the Computershare Fund Services as the Funds’ proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?
The Web proxy voting system offered by proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:
•	Secure Sockets Layer (SSL) – A security measure that encrypts all information that travels between proxy-direct.com’s Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. Proxy-direct.com verifies the number and presents the correct proxy card.

•	Firewall – To protect the confidentiality of your account records, proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.
HOW DO I SIGN THE PROXY CARD?
Please follow these guidelines to avoid the time and expense of validating your vote if you fail to sign your proxy card properly.
Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.
All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If the shareholder is a corporation, limited liability company, or partnership, please include the full entity name and indicate the signer’s position with the entity.
WHAT IS THE DEADLINE FOR VOTING?
All votes must be received before or at the joint annual shareholder meeting, which will be held on September 25, 2012 at 1:00 p.m. Eastern Time.
WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?
Further details about the proposals can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:
INVESCO VALUE MUNICIPAL INCOME TRUST
Below are answers to some typical questions that shareholders may have regarding the proxy statement. We encourage you to read the proxy statement in full.
HOW DO I VOTE?
You may vote in the following ways:
1. Vote by Phone. You may cast your vote by calling the toll-free number listed on the proxy card you received in the mail. Have your proxy card in hand and follow the recorded instructions.
2. Vote Online. You may cast your vote by logging onto the Web address listed on the proxy card. Have your proxy card in hand and follow the instructions given on the Website.
3. Vote by Mail. You may cast your vote by mail by signing, dating and mailing the proxy card in the postage-prepaid return envelope you received in the mail.
4. Vote In Person. You may vote your shares in person if you attend the meeting. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.
WHAT IS THE PROPOSAL BEING PRESENTED AT THE ADJOURNMENT MEETING AND WHAT AM I BEING ASKED TO VOTE ON?
•	Approval of an amendment to the Fund’s advisory agreement that increases the Fund’s advisory fee.
HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The Board recommends that you vote FOR the proposal.
WHY SHOULD I VOTE?
Every vote is important. If shareholders fail to vote, the Fund may not receive enough votes to hold the September 25, 2012 joint annual shareholder meeting. If this happens, additional solicitations may have to be made, or proxies may have to be resent to shareholders, which would result in additional expense to the Fund.
WHO IS THE PROXY SOLICITOR?
We have hired the Computershare Fund Services as the Funds’ proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?
The Web proxy voting system offered by proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:
•	Secure Sockets Layer (SSL) — A security measure that encrypts all information that travels between proxy-direct.com’s Web server and the shareholder’s computer.

•	Control Number — Each shareholder is required to enter his or her control number. Proxy-direct.com verifies the number and presents the correct proxy card.

•	Firewall — To protect the confidentiality of your account records, proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.
HOW DO I SIGN THE PROXY CARD?
Please follow these guidelines to avoid the time and expense of validating your vote if you fail to sign your proxy card properly.
Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.
All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If the shareholder is a corporation, limited liability company, or partnership, please include the full entity name and indicate the signer’s position with the entity.
WHAT IS THE DEADLINE FOR VOTING?
All votes must be received before or at the joint annual shareholder meeting, which will be held on September 25, 2012 at 1:00 p.m. Eastern Time.
WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?
Further details about the proposal can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:
INVESCO VALUE MUNICIPAL SECURITIES
Below are answers to some typical questions that shareholders may have regarding the proxy statement. We encourage you to read the proxy statement in full.
HOW DO I VOTE?
You may vote in the following ways:
1. Vote by Phone. You may cast your vote by calling the toll-free number listed on the proxy card you received in the mail. Have your proxy card in hand and follow the recorded instructions.
2. Vote Online. You may cast your vote by logging onto the Web address listed on the proxy card. Have your proxy card in hand and follow the instructions given on the Website.
3. Vote by Mail. You may cast your vote by mail by signing, dating and mailing the proxy card in the postage-prepaid return envelope you received in the mail.
4. Vote In Person. You may vote your shares in person if you attend the meeting. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.
WHAT IS THE PROPOSAL BEING PRESENTED AT THE ADJOURNMENT MEETING AND WHAT AM I BEING ASKED TO VOTE ON?
•	Approval of an Agreement and Plan of Merger that provides for the Fund to merge with and into Invesco Value Municipal Income Trust.
HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The Board recommends that you vote FOR the proposal.
WHY SHOULD I VOTE?
Every vote is important. If shareholders fail to vote, the Fund may not receive enough votes to hold the September 25, 2012 joint annual shareholder meeting. If this happens, additional solicitations may have to be made, or proxies may have to be resent to shareholders, which would result in additional expense to the Fund.
WHO IS THE PROXY SOLICITOR?
We have hired the Computershare Fund Services as the Funds’ proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?
The Web proxy voting system offered by proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:
•	Secure Sockets Layer (SSL) – A security measure that encrypts all information that travels between proxy-direct.com’s Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. Proxy-direct.com verifies the number and presents the correct proxy card.

•	Firewall – To protect the confidentiality of your account records, proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.
HOW DO I SIGN THE PROXY CARD?
Please follow these guidelines to avoid the time and expense of validating your vote if you fail to sign your proxy card properly.
Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.
All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If the shareholder is a corporation, limited liability company, or partnership, please include the full entity name and indicate the signer’s position with the entity.
WHAT IS THE DEADLINE FOR VOTING?
All votes must be received before or at the joint annual shareholder meeting, which will be held on September 25, 2012 at 1:00 p.m. Eastern Time.
WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?
Further details about the proposal can be found in the proxy statement.

4th REQUEST
Shareholder Meeting Adjourned to September 25, 2012
Invesco Closed End Funds
11 Greenway Plaza, Suite 1000
Houston, Texas 77046-1173

Recently we distributed proxy material regarding the Joint Annual Meeting of Shareholders for the Invesco Group of Funds. This meeting, which was originally scheduled for July 17, 2012, has been adjourned to September 25, 2012. Our records indicate that we have not received voting instructions for your account(s). In an effort to avoid incurring any further expenses, we are asking you to please take a moment right now to submit your vote.

To avoid adjournments and additional solicitation costs, your Board of Trustees is asking you to use the enclosed proxy card to authorize your proxy “FOR” the approval of the proposal.

Proxy materials and other fund literature may be reviewed and downloaded online at www.invesco.com, or by calling Invesco Investment Services, Inc. at 1-800-341-2929.

Your vote is important no matter how many shares you own. In order for your vote to be represented, we must receive your instructions prior to your Fund’s meeting date.
For your convenience, please utilize any of the following methods to submit your vote:

1. By Internet

Follow the simple instructions on your voting instruction form.

2. By Touch-tone Phone

Please call the toll-free number located on your voting instruction form and follow the simple instructions.

3. By Mail

Simply return your executed voting instruction form in the envelope provided.

If you have any questions regarding the proposals, or need assistance with voting, please call Computershare Fund Services toll-free at 1-866-865-5978. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m., and Saturday from 12:00 p.m. to 6:00 p.m. EDT.
Please take a moment and vote today! Thank you.
23575 ADJ2

Thank you for calling Invesco.
If you plan to attend the Joint Annual Meeting of Shareholders for the Invesco Closed-End Funds Press 1.
If you plan to attend the Joint Annual Meeting of Shareholders for the Invesco Van Kampen Closed-End Funds Press 2.
OPTION 1	Thank you for planning to attend the upcoming Joint Annual Meeting of Shareholders for the Invesco Closed-End Funds which has been adjourned until 1:00 p.m. Eastern Time on September 25, 2012.

Please press 1 then state your full name and the number of persons that will be attending the meeting. Thank you for calling Invesco.

If you have questions please Press 2.

OPTION 2 Thank you for calling Invesco. You are now being routed to the client services phone que. [Internal note they will be routed to ext. 2326.]

OPTION 2	Thank you for planning to attend the upcoming Joint Annual Meeting of Shareholders for the Invesco Van Kampen Closed-End Funds which has been adjourned until 2:00 p.m. Eastern Time on September 25, 2012.

Please press 1 then state your full name and the number of persons that will be attending the meeting. Thank you for calling Invesco.

If you have questions please Press 2.

OPTION 2 Thank you for calling Invesco. You are now being routed to the client services phone que. [Internal note they will be routed to ext. 2326.]

Again thank you for calling Invesco.